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                         SECURITIES AND EXCHANGE COMMISSION

                               Washington D.C. 20549


                                      FORM 8-K

                                   CURRENT REPORT

       PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  December 18, 2001
                                                  --------------------------

                        LORAL SPACE & COMMUNICATIONS LTD.
                -------------------------------------------------
               (Exact name of registrant as specified in its charter)

          Bermuda                   1-14180                13-3867424
        -----------             -------------            -------------
     (State or other      (Commission File Number)      (IRS Employer
     jurisdiction of                                 Identification No.)
     incorporation)


   c/o Loral SpaceCom Corporation
           600 Third Avenue
            New York, New York                                  10016
   -------------------------------                          ------------
   (Address of principal executive                           (Zip Code)
              offices)

Registrant's telephone number, including area code:    (212) 697-1105
                                                       --------------


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ITEM 5. OTHER EVENTS.

On November 23, 2001, Loral Space & Communications Ltd., a Bermuda corporation ("Loral Space"), announced that its wholly owned subsidiary, Loral Cyberstar, Inc., a Delaware corporation ("Loral CyberStar"), commenced an exchange offer and consent solicitation for approximately $927 million aggregate principal amount of its issued and outstanding 11-1/4% Senior Notes due 2007 (the "Senior Notes") and 12-1/2% Senior Discount Notes due 2007 (the "Senior Discount Notes").

The exchange offer and consent solicitation will expire at midnight, New York City time, on Thursday, December 20, 2001, unless extended or terminated.

Under the terms of the offer, holders of the Senior Notes and Senior Discount Notes would receive in total up to $675 million principal amount of new Loral CyberStar 10% Senior Notes due July 15, 2006, which will be guaranteed by Loral Space, together with five-year warrants to purchase up to approximately 6.7 million shares of Loral Space's common stock (less than two percent of outstanding Loral Space stock) at 110 percent of the market price of Loral Space stock calculated over the ten consecutive trading days preceding the second trading day before the closing of the exchange offer. A copy of the form of indenture related to the New Notes is included as an exhibit to this filing and is incorporated herein by reference.

For additional information about the exchange offer please contact the information agent, Morrow & Co., Inc., at the following numbers: for banks & brokerage firms call: 800-654-2468, for U.S. noteholders call: 800-607-0088 and for international noteholders call collect: 212-754-8000.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a)      Not applicable.

     (b)      Not applicable.

     (c)      Exhibits.


         99.1 Form of Indenture by and among Loral CyberStar, certain of its subsidiaries, Loral Space and Bankers Trust Company, as trustee, with form of 10% Senior Notes due 2006, included therein. (1)


         (1) This exhibit No. 99.1 amends and supersedes exhibit No. 4.7 to Amendment No. 1 to the Registration Statement on Form S-4 of Loral Space (SEC File No. 333-73600-02) which was amended and superseded by exhibit No. 99.1 to Loral Space's Current Report on Form 8-K, filed with the Securities and Exchange Commission on December 14, 2001.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              LORAL SPACE & COMMUNICATIONS LTD.

Date:   December 18, 2001           By: /s/ Janet T. Yeung
      ---------------------            ---------------------------------------
                                        Name: Janet T. Yeung
                                        Title:  Vice President, and Assistant
                                              Secretary

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                                 INDEX TO EXHIBITS


Exhibit Number                    Description of Exhibit

         99.1 Form of Indenture by and among Loral CyberStar, certain of its subsidiaries, Loral Space and Bankers Trust Company, as trustee, with form of 10% Senior Notes due 2006, included therein. (1)

         (1) This exhibit No. 99.1 amends and supersedes exhibit No. 4.7 to Amendment No. 1 to the Registration Statement on Form S-4 of Loral Space (SEC File No. 333-73600-02) which was amended and superseded by exhibit No. 99.1 to Loral Space's Current Report on Form 8-K, filed with the Securities and Exchange Commission on December 14, 2001.